UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

BIO-KEY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138, Building D, Suite E

Wall, NJ 07719

(Address of principal executive offices) (Zip Code)

(732) 359-1100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 13, 2014, the Board of Directors of BIO-key International, Inc. (the “Company”) granted options to purchase shares of the Company’s common stock to certain employees and members of the Board of Directors. The table below sets forth the grants to the Company’s current executive officers who were identified as named executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Name	Number of Shares Underlying Options	Option Exercise Price	Option Expiration Date	Vesting Period
Michael DePasquale	500,000	$0.205	March 12, 2021	Three Years
Mira Lacous	300,000	$0.205	March 12, 2021	Three Years
Scott Mahnken	200,000	$0.205	March 12, 2021	Three Years

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

No.	Description

10.1	Form of Nonqualified Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-Key International, Inc.

Date: March 19, 2014	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer

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